





Lakeland®

Investor Presentation | September 24, 2020

Protect Your People ™

NASDAQ: LAKE

Charles D. Roberson, President and Chief Executive Officer

Allen E. Dillard, Chief Financial Officer







Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA and Free Cash Flow. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Key Statistics

Q2FY21 Results

- Net sales of $35.0M, up 28% from 27.5M in Q2FY20
- Gross profit of $17.3M, compared with 2Q20 of $10.4M
- Gross margin of 49.5%, compared to 37.9% in 2Q20
- Opex of $7.6M, down from $7.8M in 2Q20
- Operating profit of $9.7M, up from loss of $2.6M in 2Q20
- Net income of $9.3M, up from loss of $1.4M in 2Q20
- EBITDA* of $10.2M, compared with $2.6M in 2Q20
- Cash of $34.9M at 7/31/20, up 139% from $14.6M at 1/31/20
- Debt paid off as of 7/31/20, down from $1.2M 1/31/20

Financials & Valuation

LTM Revenue[3]	$136.3 million
LTM EBITDA[3]	$27.4 million
LTM Net Income[3]	$20.3 million
LTM Diluted EPS[3]	$2.54
EV/LTM Revenue	1.0x
EV/LTM EBITDA[3]	4.8x
P/E (LTM)[3]	8.2
NOL Carryforward[3]	Approx. $8.6 million
Book Value[3]	$103.4 million

Market Stats

Share Price (as of 9/16/2020)	$20.54
52-Week High / Low	$28.00 / $9.97
Average Daily Volume (3M)	903,000
Diluted Shares Outstanding[1]	8.1 million
Market Capitalization[1]	$166.4 million
Debt (as of 7/31/2020)	$0.0 million
Cash (as of 7/31/2020)	$34.9 million
Enterprise Value	$131.5 million

One Year Stock Performance


27.50
25.00
22.50
20.00
17.50
15.00
12.50
Oct
Nov
Dec
2020
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Volume (millions)
10M
8M
6M
4M
2M

Source: Etrade

[1] Treasury stock method
[2] Source: Bloomberg/Yahoo
[3] As of 7/31/2020
* EBITDA is a non-GAAP figure with reconciliation provided herein.

Lakeland

Uniquely Positioned to Respond to Global Crises

Crisis	Ebola	Bird Flu	COVID-19 (Coronavirus)
LAKE Revenue Impact	$4.6 million (FY16)	$4.1 million (FY16)	TBD (FY20/21)
LAKE Role	Supplied suits to the United Kingdom Government	Supplied protective clothing to DiVal Safety Equipment	Supplier to hospitals and industrial customers globally
Situation Timeline	• August 8, 2014: Ebola declared an "international health emergency"; death toll reaches 1,000 • September 11, 2014: LAKE announced increase in manufacturing capacity to meet demand for safety products	• April 11, 2015: Avian Flu confirmed in a commercial chicken operation in WI • April 20 – May 1, 2015: WI, MN, IA declared state of emergency • May 5, 2015: US authorities approved $330 million in emergency funds to fight spread	• 2 weeks in 4Q20 = $1M sales 1Q21 = $11.2M sales; 2Q21 = $14M • February 14, 2020: Asia 12-hour shifts; modified as needed • March 13, 2020: Expanding sealed seam capacity by 30% • September 9, 2020: Elevated demand expected into first half of next year
LAKE Product Use	 LAKE Ebola Protection Suit	 LAKE Bird Flu Protection Suit	 LAKE GB medical certified suit

Lakeland

Coronavirus (COVID-19) Update

- **China Environment**
  - Open for business; evaluating second wave of virus
  - Logistics – ocean freight improved
  - Raw materials available: prices are fluctuating
- **Global Environment**
  - Demand from most regions; China, Europe, India, Russia strongest
  - Logistics remain in focus
- **Lakeland Response**
  - Service the emergency market only to the extend that we have capacity over and above our strategic growth plans based on normal operating conditions
  - Added capacity; constant management of supply chain
  - Utilize more expensive raw materials only to the extent that customers will accept that additional cost
  - Preparing for second wave of virus, stockpiling requirements
  - Potential for development of new market: Institutional Cleaning

Coronavirus (COVID-19) Impact

- **Revenue**
  - Impact will be spread over Q4FY20, FY21 and first half of FY22
  - Selling through distribution limits transparency into application of sales
  - Non-COVID related products lower in 2Q due to customer shutdowns
- **Manufacturing**
  - India and Vietnam remains at maximum schedules (12 hours/day; 6 days/week); modified as needed
  - Accelerated sealed seam manufacturing capacity increase in Vietnam (30% increase in total company capacity) that went on-line through May 2020 rather than January 2021
  - During 2Q21, acceleration of ramping up of production in India
- **Supply Chain**
  - Currently no supply issues; logistics improved from low point earlier this year
  - Price increases from suppliers continues; use of multiple suppliers partially mitigates the impact of these increases

LAKE Product Examples



LAKE Cleanroom Suit


POLICE

LAKE Homeland Security Suit



LAKE Disposable Suit



LAKE Chemical Protection Suit

Leading Protective Clothing Manufacturer

Product Offering:	 **Disposables**	 **Chemical Suits**	 **Wovens**	 **Fire/Reflectives**	 **Gloves**
% of Sales[1]	68.2%	18.7%	4.7%	6.7%	1.6%

Sales by Geography:
- Domestic: 52% of FY20 net sales
- International: 48% of FY20 net sales

Industries Served:
- Chemical/petrochemical
- Basic industries: auto, steel, construction, electric & gas utilities
- Healthcare, food chain & high tech
- Government, fire department, public safety and public agencies including DoD, CDC & DEA

Employees:
- >2,000 international employees (approx.)
- 120 domestic employees (approx.)

Founded:
- 1982

[1] YTD at 7/31/20.

Innovative Proprietary Products

LAKE utilizes its unique manufacturing platform and proprietary textiles and designs targeted to market needs and demands

New Product Focus:	• Proprietary high margin products for stable and recurring end markets (e.g. utilities, pharmaceuticals)
Patents:	• 20 patents & 1 patent in application[1] • 56 trademarks and 6 trademarks in application[1]
Supply Chain:	• LAKE maintains strong control of its supply chain including multi-sourcing raw materials and having cut/sew operations performed by employees instead of contractors • Owning our manufacturing, LAKE has control of supplier relationships
Certifications:	• Products are certified under relevant standards and certificates domestically and abroad • Customers recognize certification as sign of quality
Manufacturing:	• All established LAKE manufacturing facilities are ISO 9001 or ISO 9002 certified • New facilities in Vietnam and India • Manufacturing resilience based on footprint & supply
Testing:	• Quality control lab in China and the USA • Chinese facility able to perform medical and industrial sterilizations • Installed test lab in Alabama facility

[1] As of 1/31/2020.

Optimized Global Presence



★ Manufacturing Sites
Sales Presence


Lakeland

Decatur, AL Facility



Anqui (Weifang), China Facility

Manufacturing Sites
Decatur, AL (HQ)
Jerez, Mexico
Anqui (Weifang), China
Buenos Aires, Argentina
New Delhi, India
Nahm Dinh, Vietnam

Sales Presence
Beijing, China
Chongqing, China
Decatur, AL (HQ)
Europe (France, Germany, Netherlands, Poland, Spain, U.K.)
Jerez, Mexico
Melbourne, Australia
Moscow, Russia
New Delhi, India
Shanghai, China
South America (Argentina, Chile, Colombia, Ecuador, Peru)
Southeast Asia (Malaysia, Thailand, Vietnam)
Toronto, Canada
Ust-Kamenogorsk, Kazakhstan

Increasing Manufacturing Capacity

- ✓ Deploying capital investment in new manufacturing facilities to build growth capacity; near-shoring options may deliver further benefits
- ✓ India and Vietnam locations are now online and close to targeted growth markets
- ✓ Low cost structures in new locations are accretive to gross margins
- ✓ COVID-19
  - Increased staffing in Vietnam and India by estimated 50% for disposable garments
  - Accelerated previously planned expansion of normalized sealed seam capacity by 30% -- 9 months ahead of plan
  - Prioritizing manufacturing for regular industrial customers, allocating excess capacity to COVID-related demand
  - Order backlog at 7/31/20 has filled manufacturing capacity for months ahead for some products
  - Accelerated additional India production

Key Differentiator

LAKE is unique in owning its manufacturing facilities around the world and not relying on outsourced contractors

Anqui (Weifang), China Facility



Jerez, Mexico Facility


Lakeland

New AED7 Facility



Pilot AED8 nufacturing Facility



Vietnam Manufacturing


Lakeland

Lakeland

Slide 11

AED7 delete new
Allen E. Dillard, 9/21/2020

AED8 delete pilot
Allen E. Dillard, 9/21/2020

Blue Chip Customers

Distributors

Airgas®

Fisher Scientific

GRAINGER® FOR THE ONES WHO GET IT DONE

vandeputte SAFETY EXPERTS

Wesfarmers

End Users

Chevron

DOW®

Department of Agriculture 1898

Department of Defense United States of America

Heinz

Honeywell

nationalgrid

NIPPON STEEL & SUMITOMO METAL

Shell

Favorable Long Term Industry Dynamics

Lakeland operates in a large and growing industry…

Industry Tailwinds

- ✓ Global Economic Growth
- ✓ Global Oil Prices in Check
- ✓ Increase in Manufacturing to Multiple Nations
- ✓ Robust Demand from Developing Industries
- ✓ Increased Global Focus on Safety

Protective Clothing Market[1]

($ in billions)



2019 – 2024 CAGR 6.3%
2013 – 2015 CAGR 7.2%
14
12
10
8
6
4
2
0
2013
2014
2015
2019
2024

[1] Source: Markets and Markets

Strong Presence in Large & Fragmented U.S. Market

U.S. PPE Products & Service Composition *(2019)*


G
A
~$5.1
Billion
B
F
E
D
C

		Size
A	Respiratory Protection	19%
B	Hand Protection	18%
C	Protective Clothing	15%
D	Head Protection	11%
E	Fall Protection	7%
F	Ear Protection	3%
G	Other	27%



Lakeland's US Sales are in excess of 50% of Total Sales in FY2020

Source of Graphic: Houlihan Lokey

Positioned for Further International Growth

Leveraging its worldwide operating capabilities, LAKE plans deeper penetration into existing markets and selective expansion into new geographies…

- Led by multinational corporations, developing countries are increasingly adopting OSHA-like standards
- LAKE is able to offer its U.S. product range in international markets for little incremental costs
- The Company recently entered South Korea, Indonesia, Malaysia and Vietnam and is hiring aggressively in these new markets
- Diversified product lines and geographic presence provide for low seasonality

Significant Opportunity in Developing Markets[1]


Inception
Traction
Growth
Maturity
Decline
Revenues
Time
North America
Europe
Latin America
Asia Pacific
Middle East & Africa

Sales Presence by Geography

Region	Sales People[2]
U.S.	28
Asia Pacific	27
Latin America	10
EEC	7
Mexico	11
Canada	5
Russia / Kazakhstan	4
India	8

[1] Source: Markets and Markets: *Protective Clothing Market – Global Forecast to 2020.*
[2] Numbers approximated as at June 2020, including Sales and Sales Support

Growth and Performance Improvement Initiatives

- Investments in centralized data driven planning systems
  - ERP implementation
  - CRM installation globally
  - Launch of new websites for nine global locations
- Investments in manufacturing
  - Vietnam (now largest facility for the Company)
  - India (expansion underway)
  - Short run pilot plant for high margin products
  - Increasing Critical Environment manufacturing capacity
- Investments in product development
  - Higher margin segments:
    - Cleanroom suits for Big Pharma
    - Electric arc protective apparel for Utilities – Performance Wear
- 2Q20 results began reflecting above measures
- COVID-19 adjustments driving new methods for even higher and certain sustainable operational improvements post-pandemic

Strong Business Model – Pre-COVID-19

Business Area	Key Characteristic
Products	Proprietary / value-added / higher margin
COGS / Raw Materials	Multi-sourced, lower priced fabrics than DuPont
Gross Margin[1]	37.7%
Sales Channels	Distributors and Key End Users
Customer Breadth	Diversified
Number of Products	>800
Sales Presence	21 countries
Geographic Reach	Global
Manufacturing Locations	U.S., China, Mexico, LATAM, India, Vietnam

[1] For 4QFY20.

KPIs Improving Over Long Term – Accelerated by COVID-19

Income Statement Performance



Gross Profit as a Percentage of Sales
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21



Operating Profit as a Percentage of Sales
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Lakeland

KPIs Improving Over Long Term – Accelerated by COVID-19

Balance Sheet Performance

Lower Inventories and Higher Revenues



$50.0
$40.0
$30.0
$20.0
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21
Sales
Inventory

Increased Cash and Elimination of Debt



$40.0
$30.0
$20.0
$10.0
$0.0
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21
Cash
Debt

Lakeland

Sustainable Improvements Post-Pandemic – Operational Impact

Key Area	Favorable Impact
Customer Conversion	• Added 220 new industrial customers in 1H21; • Plus over 180 new customers for COVID-19 defense
New Products	• 2 new higher margin niche products added
Pricing	• Raised prices in past year • Passed along increased cost • Favorable new client structures
Products	• Reduction in SKUs in 1H21 leading to permanent reductions (but higher than current) • Reduced customer lead times and increases productivity on larger runs of remaining items • Improved inventory turns
Factory Floor Management	• Advantages of owning our manufacturing operations • Ability to extend operating hours and other efficiency measures

Sustainable Improvements Post-Pandemic – Financial Impact

Key Area	Favorable Impact
Revenue	• Rising pre-COVID • Substantially elevated in 1H21 • Well positioned for emergence of institutional cleaning as new market segment, government and industry PPE stockpiling
Gross Margin	• 49% gross margin as a percentage of sales during first half of fiscal 2021, compared to 35.7% for 2H20 and 34.5% for 1H20 • Continuation of increasing margins to benefit from higher revenues, fewer SKUs, improved efficiencies, and product mix
Operating Expenses	• Business decisions and IT investments yield factory floor and distribution efficiencies • 2Q21 opex lower than year ago period • Operating margin higher than 1Q21 which had higher sales
Balance Sheet	• Cash flow enhancements with improved management of A/P, A/R, inventory turns • Cash at record levels – up 49% from end of 1Q • Debt eliminated • Working capital growing
Capital Expenditures	• Delivering scalability and operating leverage • Investments for 2019 and 2020 combined were $4.1 million • During same period, average quarterly revenue was $26 million as average quarterly revenue through the first half of this year was $40.5 million for a nearly 56% improvement

LAKE Shares Trade at Discount on Improving Financials

Attractive Valuation*

LAKE Trades at 4.8x EV/EBITDA Based on TTM Results

Personal Protective Equipment & Clothing(1)

Ansell, Bergman & Beving, Bunzl, Delta Plus, Koken, Lakeland Industries, Inc., MSA, STS Shigematsu



12.0x
10.7x
10.0x
LTM
2020E
2021E
Median EV / EBITDA

LAKE Improving Performance



Revenue Growth
30%
25%
20%
15%
10%
5%
0%
Peers '19-'21 CAGR
LAKE FY19
LAKE FY20
LAKE 2Q21



Gross Margin
50%
40%
30%
20%
10%
0%
Peers LTM
LAKE FY19
LAKE FY20
LAKE 2Q21



EBITDA** Margin
35%
30%
25%
20%
15%
10%
5%
0%
Peers LTM
LAKE FY19
LAKE FY20
LAKE 2Q21

Second Quarter Records Set for Revenues, Operating Income, and Free Cash Flow Driven by COVID-19 Demand and New Industrial Customers

Lakeland

Source of Chart: Houlihan Lokey/Capital IQ, as of 5/15/20
* Valuation assumes LAKE share price on 9/16/20
** EBITDA is a non-GAAP financial measure; reconciliation provided herein.

(1) Excludes Delta Plus, Koken and Shigematsu as guidance not yet available.
(2) Excludes Riken Keiki and Blackline Safety as guidance not yet available.

LAKE Shares Trade at a Discount to Peers



Lakeland Industries Inc PS Ratio
Alpha Pro Tech Ltd PS Ratio
Ansell Ltd PS Ratio
DuPont de Nemours Inc PS Ratio
1 Year Price to Sales Valuation Comparison
6.00
4.00
0.00
2.868
2.269
2.161
1.233
Jan '20
May '20
Sep '20

Source: Ycharts

Seasoned Management Team

Management Bios | **Years at LAKE**



Christopher J. Ryan – Executive Chairman

Upon his appointment as Executive Chairman in February 2020, Christopher J. Ryan served as our Chief Executive Officer and President since November 2003, Secretary since April 1991, and a director since May 1986. Mr. Ryan was our Executive Vice President - Finance from May 1986 until becoming our President in November 2003. Mr. Ryan also worked as a Corporate Finance Partner at Furman Selz Mager Dietz & Birney, Senior Vice President-Corporate Finance at Laidlaw Adams & Peck, Inc., Managing-Corporate Finance Director of Brean Murray Foster Securities, Inc. and Senior Vice President-Corporate Finance of Rodman & Renshaw, respectively, from 1983 to 1991. Mr. Ryan has served as a Director of Lessing, Inc., a privately held restaurant chain based in New York, from 1995 to 2008. Mr. Ryan received his BA from Stanford University, his MBA from Columbia Business School and his J.D. from Vanderbilt Law School.

33 years[1]



Charles D. Roberson – President & CEO

Upon his appointment as President and CEO as well as to the Company's Board of Directors in February 2020, Charles D. Roberson served as our Chief Operating Office since 2019. He served as our Senior Vice President International Sales since March 2009. Mr. Roberson joined our Company in 2004 as Technical Marketing Manager and later served as International Sales Manager. Prior to joining our Company, Mr. Roberson was employed by Precision Fabrics Group, Inc. as a Market Manager from 1995 to 2001 and as a Nonwovens Manufacturing Manager from 1991 to 1995. He began his career as a manufacturing manager for Burlington Industries, Inc. in its Menswear Division from 1985 to 1991.

15 years



Allen E. Dillard – Chief Financial Officer

Appointed CFO of Lakeland in July 2019, Allen E. Dillard's career spans three decades of senior-executive financial, operational and organizational leadership experience. For the preceding 16 years he served as CEO, CFO and COO of 2 middle market B-to-B companies, while also serving as a Board of Director for one of the companies. Earlier, he served as Treasurer and Director of Corporate Communications at Wolverine Tube, Inc. (NYSE: WLV). Previously he served as Corporate Vice President, Treasurer and Chief Financial Officer of Nichols Research Corporation, a NASDAQ-listed company which was successfully sold to a larger competitor. Mr. Dillard began his career as a public accountant with Ernst & Young where he worked for nearly a decade. He is a certified public accountant and a graduate of the University of Alabama at Birmingham.

1 year



Daniel L. Edwards – Senior Vice President Sales for North America

Daniel L. Edwards has been our Senior Vice President Sales for North America since March 2017 after most recently serving as our Vice President of USA Sales since March 2013. Mr. Edwards has been employed by us in various capacities since joining Lakeland in 2005, including as our National Accounts Manager and Eastern Regional Sales Manager. Prior to joining our Company, Mr. Edwards was a Senior Market Manager at Precision Fabrics Group, Inc., where he began his career in 1990 and held various roles at that company in manufacturing, technical and quality management.

14 years

[1] Includes years serving on the LAKE board.

Investment Highlights

Lakeland

1. **High Growth from Proprietary/Value Added Products**
   Strong Long Term Growth Trends Masked by Greater COVID-related Sales
2. **Flexible Worldwide Operating Capabilities**
   Highly Leveragable Cost Structure including Global Manufacturing Sites
3. **Leader in Product Quality and Garment Innovation**
   Certifications and Patents Demonstrate Product Quality
4. **Blue Chip Customer Base**
   Large Customers with No Significant Customer Concentration
5. **Diversified Product Offerings**
   Covers Protective Apparel Industry; New High Growth Niche Categories
6. **Favorable Market and Industry Dynamics**
   Global Industry Poised for Further Growth
7. **Strong Management Team and High Insider Ownership**
   Deep Industry Knowledge and Experience

LAKE Shares Attractively Valued Relative to Improved Fundamentals and as Compared with Peers

Lakeland®

Protect Your People™

Financial Review

Income Statement – 2Q21

(UNAUDITED)
($000's Except Share Information)

	Three Months Ended July 31,		Six Months Ended July 31,	
	2020	2019	2020	2019
Net sales	$35,021	$27,472	$80,603	$52,156
Cost of goods sold	17,681	17,053	41,119	34,183
Gross profit	17,340	10,419	39,484	17,973
Operating expenses	7,606	7,781	17,380	15,650
Operating profit	9,734	2,638	22,104	2,323
Other income (expense), net	31	3	37	(24)
Interest expense	(2)	(38)	(19)	(72)
Income before taxes	9,763	2,603	22,122	2,227
Income tax expense	424	1,208	4,149	1,297
Net income	$9,339	$1,395	$17,973	$930
Net income per common share:				
Basic	$1.17	$0.17	$2.25	$0.12
Diluted	$1.16	$0.17	$2.23	$0.11
Weighted average common shares outstanding:				
Basic	7,976,275	8,012,475	7,974,370	8,013,150
Diluted	8,079,744	8,102,342	8,062,318	8,096,227

EBITDA Reconciliation – 2Q21

(UNAUDITED)
($000's Except Share Information)

	Three Months Ended July 31, 2020	Three Months Ended July 31, 2019	Six Months Ended July 31, 2020	Six Months Ended July 31, 2019
Net Income to EBITDA				
Net Income	$9,339	$1,395	$17,973	$930
Interest	2	38	19	72
Taxes	424	1,208	4,149	1,297
Depreciation and amortization	481	453	934	836
Other income (expense)	31	3	37	(24)
EBITDA	$10,215	$3,091	$23,038	$3,159
EBITDA to Adjusted EBITDA (excluding non-cash expenses)				
Equity compensation	$246	$(452)	$409	$(251)
Adjusted EBITDA	$10,461	$2,639	$23,447	$2,908
Cash paid for taxes (foreign)	865	655	1,726	931
Capital expenditures	546	417	740	585
Free cash flow	$9,050	$1,567	$20,981	$1,392

Balance Sheet – 2Q21

(UNAUDITED)
($000's Except Share Information)

ASSETS	July 31, 2020	January 31, 2020
Current assets		
Cash and cash equivalents	$34,945	$14,606
Accounts receivable, net of allowance for doubtful accounts of $759 and $497 at July 31, 2020 and January 31, 2020, respectively	20,243	17,702
Inventories	43,087	44,238
Prepaid VAT and other taxes	1,220	1,228
Other current assets	4,214	2,033
Total current assets	103,709	79,807
Property and equipment, net	9,923	10,113
Operating leases right-of-use assets	2,064	2,244
Deferred tax assets	4,630	5,939
Prepaid VAT and other taxes	332	333
Other assets	93	98
Goodwill	871	871
Total assets	$121,622	$99,405
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$10,495	$7,204
Accrued compensation and benefits	2,183	1,300
Other accrued expenses	3,555	2,445
Current maturity of long-term debt	-----	1,155
Current portion of operating lease liabilities	887	835
Total current liabilities	17,120	12,939
Long-term portion of operating lease liabilities	1,145	1,414
Total liabilities	18,265	14,353
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	-----	-----
Common stock, $0.01 par; authorized 20,000,000 shares Issued 8,489,144 and 8,481,665; outstanding 7,979,902 and 7,972,423 at July 31, 2020 and January 31, 2020, respectively	85	85
Treasury stock, at cost; 509,242 shares	(5,023)	(5,023)
Additional paid-in capital	75,494	75,171
Retained earnings	35,554	17,581
Accumulated other comprehensive loss	(2,753)	(2,762)
Total stockholders' equity	103,357	85,052
Total liabilities and stockholders' equity	$121,622	$99,405

Lakeland

Income Statement – Fiscal Year

(UNAUDITED)
($000's Except Share Information)

	Year Ended January 31, 2020	2019
Net sales	$107,809	$99,011
Cost of goods sold	69,912	65,105
Gross profit	37,897	33,906
Operating expenses	32,021	30,341
Operating profit	5,876	3,565
Other income (expense), net	(7)	41
Interest expense	(116)	(125)
Income before taxes	5,753	3,481
Income tax expense	2,472	2,022
Net income	$3,281	$1,459
Net income per common share:		
Basic	$0.41	$0.18
Diluted	$0.41	$0.18
Weighted average common shares outstanding:		
Basic	8,005,927	8,111,458
Diluted	8,037,019	8,170,401

Lakeland

EBITDA Reconciliation – Fiscal Year

(UNAUDITED)
($000's Except Share Information)

	Year Ended January 31,	
	2020	2019
Net Income to EBITDA		
Net Income	$3,281	$1,459
Interest	116	125
Taxes	2,472	2,022
Depreciation and amortization	1,645	965
Other income (expense)	(7)	41
EBITDA	7,521	4,530
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
Equity compensation	(403)	744
Adjusted EBITDA	$7,118	$5,274

Lakeland

Balance Sheet – Fiscal Year

(UNAUDITED)
($000's Except Share Information)

ASSETS

	January 31, 2020	2019
Current assets		
Cash and cash equivalents	$14,606	$12,831
Accounts receivable, net of allowance for doubtful accounts of $497 and $434 at January 31, 2020 and 2019, respectively	17,702	16,477
Inventories	44,238	42,365
Prepaid VAT and other taxes	1,228	1,478
Other current assets	2,033	2,319
Total current assets	79,807	75,470
Property and equipment, net	10,113	10,781
Operating leases right-of-use assets	2,244	-----
Deferred tax assets	5,939	7,267
Prepaid VAT and other taxes	333	176
Other assets	98	158
Goodwill	871	871
Total assets	$99,405	$94,723
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$7,204	$6,214
Accrued compensation and benefits	1,300	1,137
Other accrued expenses	2,445	2,825
Current maturity of long-term debt	1,155	158
Current portion of operating lease liability	835	-----
Total current liabilities	12,939	10,334
Long-term portion of debt	-----	1,161
Long-term portion of operating lease liability	1,414	-----
Total liabilities	14,353	11,495
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	-----	-----
Common stock, $0.01 par; authorized 20,000,000 shares, Issued 8,481,665 and 8,475,929; outstanding 7,972,423 and 8,013,840 at January 31, 2020 and 2019, respectively	85	85
Treasury stock, at cost; 509,242 and 462,089 shares at January 31, 2020 and 2019, respectively	(5,023)	(4,517)
Additional paid-in capital	75,171	75,612
Retained earnings	17,581	14,300
Accumulated other comprehensive loss	(2,762)	(2,252)
Total stockholders' equity	85,052	83,228
Total liabilities and stockholders' equity	$99,405	$94,723

Lakeland®

Protect Your People™

Appendix

Strong Growth Masked By Wind-Down of DuPont & Brazil

Sales by Segment


($ in millions)
FY2006 – FY2017 Lakeland (Excluding DuPont & Brazil) CAGR: 13.5%
$77.0
$21.3
$72.0
$28.1
$60.0
$35.6
$57.4
$44.3
$51.2
$41.7
$44.5
$54.7
$35.7
$61.3
$19.9
$76.1
$8.0
$84.0
$6.2
$93.5
$0.0
$99.6
$0.0
$86.2
$96.0
$99.0
$107.8
$80.6
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020
FY211H
DuPont & Brazil Sales
Lakeland (Excluding DuPont & Brazil)

LAKE successfully transitioned from majority of sales dependent on DuPont to 100% third party multi-sourced materials

Company fiscal year ends January 31.
FY2016 includes $8.7 million in one-time Ebola and Bird Flu related revenue.

Lakeland

Real Estate

Location	Sq. Ft.	Leased / Owned	Primary Function
Canada (Brantford)	22,092	Owned	Sales / Warehouse
China (Weifang)	122,665	Owned	Administration / Manufacturing / Warehouse / Sales
	16,145	Leased	Warehouse
Decatur, AL	147,228	Owned	Administration / Manufacturing / Sales
	21,000	Leased	Warehouse
Mexico (Zacatecas)	74,000	Owned	Administration / Manufacturing / Warehouse / Sales
Argentina (Buenos Aires)	3,770	Leased	Administration / Manufacturing / Warehouse / Sales
Chile (Santiago)	3,996	Leased	Administration / Warehouse / Sales
China (Beijing)	3,047	Leased	Sales / Warehouse
China (Shanghai)	11,746	Leased	Administration / Sales / Warehouse
India (Noida)	32,005	Leased	Manufacturing / Warehouse / Sales
Kazakhstan (Ust-Kamenogorsk)	89	Leased	Warehouse / Sales
Ronkonkoma, NY	2,500	Leased	Headquarters – Administration / Sales
Russia (Moscow)	875	Leased	Warehouse / Sales
U.K. (Newport, East Yorkshire)	9,833	Leased	Warehouse / Sales
Vietnam (Nahm Dinh)	140,000	Leased	Manufacturing / Warehouse

Significant M&A Activity

Date	Acquirer	Target
Feb-20	New Mountain Capital	ILC Dover
Dec-19	PIP Global	Boss Manufacturing Company
Nov-19	SureWerx	Sure-Foot Industries
Oct-19	ASGARD Partners	Revision Eyewear
Aug-19	Gryphon Investors	Mechanix Wear
May-19	PIP Global	Worldwide Protective Products
May-19	North Branch Capital	Diversified Fall Protection
May-19	AirBoss-Defense	Immediate Response Technologies
Apr-19	Saf-Gard Safety Shoe	Great Lakes / Michigan Industrial Shoe
Mar-19	Total Safety	Airgas On-Site Safety Services Inc.
Feb-19	PIP Global	West Chester Protective Gear
Feb-19	Bunzl	Liberty Glove & Safety Inc.
Feb-19	Ansell	Ringers Technologies
Dec-18	SureWerx	Kimberly-Clark (Jackson / Wilson Safety)
Nov-18	Riverside Company	SureWerx
Oct-18	Alliance Marine	Safety and Survival Systems International
Sep-18	Klein Tools	Ergodyne Corporation
Aug-18	Grolls AB	Duunivaruste Oy
Feb-18	Audax Group	PIP Global
Jan-18	Audax Group	Checkers Safety
Aug-17	VF Corporation	Williamson-Dickie Manufacturing Company
Jun-17	MSA	Globe
Mar-17	Wensleydale W & G Limited	Evac+Chair International
Sep-16	Impact	MALT Industries
Aug-16	Compass Group	5.11 Tactical
Jun-16	SureWerx	KP Industries
Jun-16	National Safety Apparel	DRIFIRE
May-16	SPRichards	Safety Zone
May-16	Dunlop	Onguard Industries
May-16	Swedol AB	Grolls AB
Feb-16	Safariland	United Uniform
Nov-15	Mallory Safety & Supply	Sanderson
Oct-15	CCMP	Shoes for Crews
Sep-15	MSA	Latchways plc
Jul-15	Würth Group	Northern Safety and Industrial
Jun-15	3M	Capital Safety
Jun-15	Bunzl	International Sourcing Company
Jun-15	Bunzl	Importadores Exportadores Solmaq
Jun-15	Bunzl	Ligne T SAS

Notable Transactions

- SureWerx → Jackson Safety — Dec. 2018
- Kimberly-Clark → Jackson Safety — April 2009
- MSA The Safety Company → Globe (Athletic Gear for Firefighters) — June 2017 — EV / Revenue: 2.0x; EV / EBITDA: 9.0x
- Impact (The force that keeps you moving) → MALT Industries, Inc. — Sept. 2016
- The Compass Group → 5.11 Tactical — July 2016
- MSA The Safety Company → Latchways Fall Protection — Oct. 2015 — EV / Revenue: 3.4x; EV / EBITDA: 19.5x
- Ansell → Microgard (High Performance Protection in Comfort) — Mar. 2015 — EV / Revenue: 2.2x; EV / EBITDA: 9.0x
- Ansell → BarrierSafe Solutions International — Nov 2013 — EV / Revenue: 2.1x; EV / EBITDA: 9.7x

Source: Houlihan Lokey as of 5/15/20 and/or SEC public filings, company press releases and other publicly available information.